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                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Datascope Corp. on Form S-8 of our report dated July 26, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of Datascope Corp. for the year ended June 30, 1999.



DELOITTE & TOUCHE LLP


Parsippany, New Jersey
June 15, 2000